Exhibit 32.2

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (A) and (B) of Section 1350, Chapter 63 of Title 18,

United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Adaptive Medias, Inc. (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K/A for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 18, 2016	/s/ Omar Akram
Omar Akram
Chief Financial Officer
(Principal Financial Officer)